UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         July 2, 1999                                   000-27078
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   Date of Report (Date of                        (Commission File Number)
   earliest event reported)


                               HENRY SCHEIN, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                                       11-3136595
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(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                      Identification Number)



                       135 Duryea Road, Melville, NY 11747
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               (Address of Principal Executive Offices) (Zip Code)


                                 (516) 843-5500
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              (Registrant's telephone number, including area code)




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ITEM 5.     OTHER EVENTS.

     On July 2, 1999, Henry Schein, Inc. issued the press release filed as an Exhibit to this Current Report on Form 8-K with respect to its consummation of a $130 million dollar private note placement. The notes have a 10 year term and bear interest at the rate of 6.94% per annum.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

         99. Press Release, dated July 2, 1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Henry Schein, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HENRY SCHEIN, INC.

                                   By:   /s/Michael Ettinger
                                         --------------------------
                                         Name:    Michael Ettinger
                                         Title:   Vice President and Associate
                                                  General Counsel

Date:  July 7, 1999


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                                  EXHIBIT INDEX

DOC. NO.          DOCUMENT DESCRIPTION

99           Press Release, dated July 2, 1999.